Certification Filed as Exhibit 11(b) to Form N-CSR

                                 CERTIFICATION


I, Mark R. Fetting, Chief Executive Officer of Legg Mason Investors Trust, Inc. ("Trust"), certify, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.




   //s// Mark R. Fetting                                5/21/04
Mark R. Fetting                                               Date
Chief Executive Officer



              Certification Filed as Exhibit 11(b) to Form N-CSR

                                 CERTIFICATION


I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Investors Trust, Inc. ("Trust'), certify, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.




 //s// Marie K. Karpinski                              5/21/04
Marie K. Karpinski                                            Date
Chief Financial Officer